                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        ________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2002

                      CONSECO FINANCE SECURITIZATIONS CORP.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                              333-92313-01                       41-2018457
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(State or other jurisdiction                (Commission                      (IRS employer
of incorporation)                           file number)                     identification No.)

  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (651) 293-3400
                                                          ----------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 1.      Changes in Control of Registrant.
             --------------------------------

                  Not applicable.

Item 2.      Acquisition or Disposition of Assets.

                  Not applicable.

Item 3.      Bankruptcy or Receivership.
             -------------------------

                  Not applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

                  Not applicable.

Item 5.      Other Events.

                  Not applicable.

Item 6.      Resignations of Registrant's Directors.

                  Not applicable.

Item 7.      Financial Statements and Exhibits.
             ---------------------------------

                  (a)      Financial statements of businesses acquired.

                           Not applicable.

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Exhibits.

                           The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

                           Exhibit No.     Description
                           -----------     -----------

                           99.1 Revised Terms Sheet dated January 28, 2002, distributed by Deutsche Banc Alex. Brown on January 30, 2002, in connection with $588,000,000 (approximate) Class A, Class M and Class B Certificates for Home Equity Loans, Series 2002-A, issued by Conseco Finance Home Equity Loan Trust 2002-A, formed by Conseco Finance Securitizations Corp.

                                        2

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONSECO FINANCE SECURITIZATIONS CORP.


                                  By:    /s/ Timothy R. Jacobson
                                      ------------------------------------------
                                         Timothy R. Jacobson
                                         Vice President and Assistant Treasurer

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